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                                                             EXHIBIT 10.51


                               SECURITY AGREEMENT


     THIS AGREEMENT made and entered into this 11th day of February, 1997, by and between Caraco Pharmaceutical Laboratories, Ltd., the address of which is 1150 Elijah McCoy Drive, Detroit, Michigan 48202 ("Debtor"), and David A. Hagelstein, a Trustee of the David Hagelstein Trust u/a/d October 27, 1993, the address of which is 1411 N. Woodward, Suite 313, Birmingham, Michigan 48109 ("Secured Party").

                            R  E  C  I  T  A  L  S:

     In consideration of the mutual covenants and agreements of the parties hereinafter set forth and good and valuable consideration paid and/or extended by Secured Party to Debtor, the receipt and sufficiency of which is hereby acknowledged by Debtor, the parties hereto agree as follows:

     1. CREATION OF SECURITY INTEREST. To secure the payment of the sums or performance of the obligations referred to as the "Indebtedness" in Paragraph 2 of this Agreement, Debtor does hereby create in favor of Secured Party, its successors and assigns, a continuing security interest and lien in all of Debtor's right, title and interest in and to the following, wherever located, (from time to time referred to as the "Collateral") which as used herein shall have those definitions set forth below:

                    A.    ACCOUNTS.  All present and future
                         Accounts, Documents, Chattel Paper, Instruments, Contracts Rights, General Intangibles (as defined below) and choses in action, now owned or hereafter acquired, including, without limitation, any right to any refund of taxes heretofore or hereafter paid to any governmental authority including, without limitation, all new drug applications to, and approvals of such applications from, the United States Food and Drug Administration and other regulatory agencies;

                    B.    SPECIFIED EQUIPMENT.  The
                         equipment listed on Schedule A hereto, and including, without limitation, all accessions, accessories, tools and dies, parts attached thereto or used or intended to be used in connection therewith and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon such equipment, and all substitutions of, improvements to and replacements of as well as all additions to all of the foregoing, whether now owned or hereafter acquired by Debtor;

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                    C.   INVENTORY.  All Inventory and Goods, now owned or
                         hereafter acquired including, without limitation, raw materials, scrap, work-in-process, finished Goods, tangible property, stock-in-trade, wares and merchandise used in, held for sale or sold in the ordinary course of business, including, without limitation, Goods for sale, lease or other disposition which give rise to any Accounts, all Goods which have been returned to, repossessed or stopped in transit by the party granting a security interest to Secured Party herein, and all accessions, parts attached thereto or used or intended to be used in connection therewith, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Inventory;

                    D. PROCEEDS. Proceeds, and proceeds of hazard insurance and eminent domain or condemnation awards of all of the foregoing described assets and/or properties or interests therein, including, without limitation, all products of, and accessions to, such assets or properties or interests therein. In addition thereto, any and all deposits or other sums at any time credited by or due from Secured Party to Debtor and any and all Instruments, Documents, policies and certificates of insurance, securities, Goods, Accounts, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by Debtor or in which Debtor has an interest, which are now or at any time hereafter in possession or control of Secured Party or in transit by mail or carrier to or from Secured Party or in possession of any third party acting on Secured Party's behalf, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent or otherwise, or whether Secured Party has conditionally released the same;

                    E.   ACCOUNTS, CHATTEL PAPER, CONTRACTS, CONTRACT
                         RIGHTS, DOCUMENTS, GENERAL INTANGIBLES, GOODS, INSTRUMENTS AND INVENTORY. The foregoing terms shall have meanings ascribed to them in the Uniform Commercial Code as adopted by the State of Michigan, as supplemented by the definitions set forth above;

whether now owned or hereafter acquired by Debtor, and all books, records, instruments and documents relating thereto or useful in maintaining or realizing upon the Collateral.

     2. INDEBTEDNESS. Secured Party has agreed to loan Debtor the aggregate amount of Two Hundred Thousand and No/100 ($200,000) Dollars in one or more payments and Debtor shall pay to Secured Party when due all amounts evidenced by one or more Secured Promissory Notes in the aggregate principal amount of Two Hundred Thousand and no/100


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($200,000.00) Dollars, with interest as therein provided, executed and delivered by Debtor to Secured Party (the "Notes"), as the same may be modified, renewed, extended, amended or replaced from time to time, and shall pay all amounts and perform all obligations required under or pursuant to this Agreement and all other documents and/or agreements delivered to Secured Party in connection with the Notes (the "Loan Documents"), such obligations of payment and performance being hereinafter collectively referred to as the "Indebtedness".

     3. ACCELERATION CLAUSE. Upon the occurrence of any Default (as defined pursuant to Section 9 hereof), all of the Indebtedness of Debtor, whether due or not, shall become immediately due and payable in accordance with the terms of the Notes and the other Loan Documents.

     4. USE OF COLLATERAL. The Collateral shall be used exclusively in connection with the conduct of Debtor's present business, unless Secured Party gives its written consent to another use. Secured Party shall have the right to inspect the Collateral at any time, to inspect Debtor's books and records with respect thereto and to make inquiry of account and contract debtors in connection therewith, all at any time.

     5. REMOVAL. The Collateral shall be kept at Debtor's business premises, and shall not be removed therefrom without the written consent of Secured Party. Removal of any of the Collateral by Debtor, or its agents, servants or employees, shall be deemed a willful taking, an unlawful conversion and a default under this Agreement. Use of the Collateral and sale of the Inventory in the regular and ordinary course of Debtor's business shall not constitute a prohibited removal of the Collateral for the purpose of this Agreement.

     6. REPAIRS AND TAXES. Debtor shall at its own expense, from time to time, replace and repair all parts of the Collateral as may be broken, worn, damaged or otherwise in need of repair, and shall keep the Collateral in every respect in good working order and repair. Debtor shall pay all taxes charged against, assessed or imposed upon any of the Collateral.

     7. INSURANCE. Debtor shall keep the Collateral insured against loss and damage by casualty, theft and such other perils with insurers and coverages reasonably acceptable to Secured Party.

     8. DEBTOR'S WARRANTIES AND REPRESENTATIONS. Debtor warrants, represents and covenants that:

                    A.    The Collateral is or will be owned by Debtor and
                         except with respect to the collateral securing the Sun Loan and Joliat Loan as defined in that certain Inter-Creditor Agreement of even date herewith, the Collateral is not subject to any security interests, liens or encumbrances, charges, restrictions or claims except as created by this Agreement, and Debtor will defend the Collateral against the claims and demands of all persons;


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                    B.   Debtor will execute, and will pay all costs of
                         filing of, any financing, continuation or termination statement with respect to the security interest created by this Agreement deemed necessary or desirable by the Secured Party;

                    C. Debtor shall from time to time, at the expense of Debtor, execute and deliver all further instruments and documents, and take all further actions, that the Secured Party may reasonably deem necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                    D. Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, with or without Debtor's signature thereon.

                    E.   Debtor was incorporated under the name J-Mac
                         Domestic, Inc., changed its name to Caraco, Inc. until changing its name to its current name, and Debtor's chief executive office and sole place of business is located at 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

                    F. Debtor is a corporation duly organized under the laws of Michigan, validly existing and in good standing and has full corporate power to own, operate and lease its properties and to carry on its business as now conducted. Debtor is qualified to do business in all jurisdictions where the nature of its activities would make such qualification necessary and the failure to so qualify would have a material and adverse affect on the Debtor.

                    G. Debtor has all power, statutory and otherwise, to execute and deliver this Security Agreement, the Notes and the Inter-Creditor Agreement, and the execution hereof and thereof, and Debtor's performance of its obligations hereunder and thereunder, have been approved by all appropriate corporate action. Such agreements and documents constitute the legal, valid and binding obligation of Debtor, enforceable against such Debtor in accordance with its terms.

                    H. The equipment listed on Schedule A hereto is not subject to the lien of the Economic Development Corporation of the City of



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                         Detroit and Debtor reasonably believes the
                         Equipment has a fair market value of not less than $1.5 million.

                    I. Debtor shall not move the Collateral or change Debtor's name, identity or corporate structure unless it has received Secured Party's prior written consent thereto and has taken all action necessary or reasonably requested by the Secured Party to amend any financing statement or continuation statement filed with respect to the Collateral in connection therewith.

                    J. The execution, delivery and performance of this Agreement and the other Loan Documents by Debtor and its performance of its obligations hereunder and thereunder does not conflict with or result in any violation of or constitute a breach or default under
                         (i) any term of the Articles of Incorporation or Bylaws of Debtor, (ii) any indenture, agreement instrument, order, judgment or decree to which Debtor is a party, bound or subject or to which any of the assets or business of Debtor are subject, (iii) any law, statute or regulation of any governmental or regulatory body.

                    K. No approval or consent of the execution, delivery and performance by the Debtor of this Agreement, the Note, and the other Loan Documents is required by law or by the Debtor's existing Articles of Incorporation or Bylaws or by any contract, indenture, agreement, instrument, order, judgment or decree to which the Debtor is a party or otherwise bound or to which any of its property or business is subject, or by any indebtedness of the Debtor.

                    L. There are no actions, proceedings or investigations pending or, to the knowledge of the Debtor, threatened against the Debtor before any court, administrative agency or other governmental or regulatory authority. Neither the Debtor nor its property and assets is subject to any judicial or administrative order, judgment or decree which could have a material adverse effect on the Debtor, its business, properties, condition (financial or otherwise) or prospects. The Debtor has not violated any federal, state or local laws, regulations or orders.

        9. DEFAULT. The following shall constitute defaults (each a "Default") under this Agreement:

           A. The occurrence of any breach of warranty or other misrepresentation, omission or misstatement in connection with or


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                         noncompliance or nonperformance of any of
                         Debtor's covenants, obligations (other than to make payment), agreements (other than to make payment), representations or warranties under this Agreement, the Notes or any other Loan Document (including the occurrence of any other default identified under this Agreement or any of the other Loan Documents) which is not cured within 15 days after notice thereof from Secured Party to Debtor;

                    B. Any default in the payment of any portion of the Indebtedness when due in accordance with the terms of the Note, this Agreement or the Loan Documents;

                    C. Debtor's voluntarily application for the appointment of a custodian, trustee or receiver to take custody or dispose of any substantial portion of its assets; or the appointment by a court of competent jurisdiction of a custodian, trustee or receiver to take custody or dispose of any substantial portion of the assets of Debtor pursuant to any involuntary proceeding and either (i) Debtor shall indicate approval of, consent to, or acquiescence to such appointment, or (ii) such custodian, trustee, or receiver shall not be discharged within thirty (30) days; or Debtor shall voluntarily seek protection from creditors under any applicable state or federal bankruptcy, liquidation or dissolution, insolvency, or debt reorganization laws; or any of Debtor's creditors shall institute any proceeding against Borrower under any applicable state or federal bankruptcy, liquidation or dissolution, insolvency, or debt reorganization laws, and the same shall not be dismissed or discharged within thirty (30) days.

                    D. The liquidation, dissolution, or other discontinuance of Debtor's corporate existence.

                    E. The issuance of a writ or warrant or attachment, garnishment, execution, distraint or similar process against any material portion of the Debtor's assets which remains undischarged and unstayed for a period of thirty consecutive days.

                    F. Debtor shall make a general assignment for the benefit of its creditor.

                    G. Any party to the Inter-Creditor Agreement (other than Secured Party) shall default in the performance of any covenant, agreement, condition or provision thereof.


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        10. REMEDIES.   In the event of the occurrence of any default, Secured
Party may exercise its rights under law, including by way of enforcement under the Uniform Commercial Code in effect in the State of Michigan as in effect from time to time. Secured Party may enter Debtor's premises without legal process or any obligation to pay rent and remove the Collateral or require the Debtor to assemble the Collateral and make it available to Secured Party at a place within or outside the State of Michigan designated by Secured Party. If it so elects, Secured Party may and is hereby empowered, without legal process, to enter any premises where the Collateral may be kept and take exclusive possession of it on those premises with or without a custodian. Secured Party may thereafter sell the Collateral at one or more public or private sales, on or away from Debtor's business premises. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice is mailed to Debtor, postage prepaid, by first class certified mail, return receipt requested, at least five (5) days prior to the date of the proposed sale or disposition. At any such sale, Secured Party may in its absolute discretion sell and dispose of all the right, title, and interest of Debtor in and to any of the Collateral. Any such sale may be for cash or for credit, and Secured Party may be the purchaser. Secured Party shall have the right to (i) demand payments of the Accounts, (ii) enforce payment of the Accounts by legal proceedings or otherwise, (iii) exercise all of Debtor's rights and remedies with respect to the collection of the Accounts, (iv) settle, adjust or compromise any legal proceedings brought to collect the Accounts, (v) if permitted by law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Secured Party deems advisable, (vi) discharge and release the Accounts,
(vii) prepare, file and sign Debtor's name on any proof of claim in bankruptcy or similar document against any account debtor, (viii) prepare, file and sign any Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts, (ix) do all acts and things necessary in the Secured Party's sole discretion, to fulfill Debtor's obligations under this Security Agreement, (x) endorse the name of Debtor upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Collateral, (xi) use Debtor's stationery and sign the name of Debtor to verifications of the Accounts and notice thereof to Account debtors, and (xii) use the information recorded on or contained in any data processing equipment and computer hardware, software and source codes relating to the Collateral to which Debtor has access. Out of the monies arising from the sale and/or collection of the Collateral, Secured Party shall retain any and all sums then owing to Secured Party, including all additional advances and debts, and all costs, fees, charges and expenses in connection therewith, with interest, including reasonable attorneys fees, disbursements, premiums on bonds, custodian's fees, fees of public officers, auctioneer's fees, plus advertising and labor, disbursements for use and occupancy of premises and any and all other disbursements made by Secured Party in connection with the taking, maintaining, storage and disposing of the Collateral, tendering the excess (if any) to Debtor or its successors or assigns. If for any reason the Collateral shall fail to satisfy all of the foregoing items, Debtor shall pay to Secured Party the resulting deficiency upon demand. Secured Party's remedies shall be cumulative and non-exclusive to the fullest extent permitted by law.

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     11. DISCRETIONARY RIGHTS.  Exercise of or omission to exercise any right of the Secured Party shall not affect any other subsequent right of the Secured Party to exercise the same and the waiver of any default by the Secured Party shall not be deemed a waiver of any subsequent Default.

     12. SEVERABILITY.   If any provision of this Agreement shall for any reason
be held to be invalid or unenforceable, that invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid or unenforceable provision had never been contained herein.

     13. NOTICES. All notices to the parties under this Agreement shall be sufficient if mailed by certified mail, return receipt requested with sufficient prepaid postage, to the parties at their addresses appearing at the beginning of this Agreement, or at such other address as they shall designate in writing as provided by this paragraph. Notice so directed and posted shall be effective upon receipt.

     14. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Michigan.

     15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

     16 CAPTIONS. Captions to paragraphs contained in this Agreement, other than in Paragraph 1.E., are for convenience only and are entirely without substantive effect.

     17. SUCCESSORS. This Agreement shall be binding upon, and the benefits hereof shall inure to, the parties hereto and their respective successors and
assigns.   Debtor's obligations and rights hereunder shall not be assigned without the prior written consent of Secured Party.

     18. INDEMNITY. Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities in connection with or arising out of this Security Agreement, the Inter-Creditor Agreement or the Notes and any actions taken hereunder or thereunder, except where due to Secured Party's gross negligence or wilful misconduct.

     19. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY


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INSTRUMENT OR DOCUMENT RELATING HERETO.  THIS WAIVER IS INFORMED AND FREELY
MADE.

     THIS AGREEMENT was executed as of the date and year first above written.

                                DEBTOR:

                                CARACO PHARMACEUTICAL LABORATORIES, LTD.
                                a Michigan corporation

                                /s/ William R. Hurd

                                By: William R. Hurd
                                William R. Hurd
                                Its: President


                                SECURED PARTY:

                                DAVID HAGELSTEIN TRUST
                                u/a/d 10/27/93



                                /s/ David A. Hagelstein
                                By: David A. Hagelstein
                                David A. Hagelstein, Trustee


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